UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________
FORM 8-K
 _______________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 22, 2015
 _______________________________________________________________
HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)
 _______________________________________________________________

Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 480-8300
Not Applicable
(Former name or former address, if changed since last report.)
_______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
____________________________________________________________________________________________________________________________________________________________________________________________________________

Item 2.02.	Results of Operations and Financial Condition.
On October 22, 2015, Huntington Bancshares Incorporated (“Huntington”) issued a news release announcing its earnings for the quarter ended September 30, 2015. Also on October 22, 2015, Huntington made a Quarterly Financial Supplement available on the Investor Relations section of its web site, www.huntington.com.
Huntington’s senior management will host an earnings conference call on October 22, 2015, at 10:00 a.m. (Eastern Time). The call may be accessed via a live Internet webcast at the Investor Relations section of Huntington’s web site, www.huntington-ir.com or through a dial-in telephone number at (844) 318-8148; Conference ID 11113311. Slides will be available in the Investor Relations section of Huntington’s web site, www.huntington.com about an hour prior to the call. A replay of the webcast will be archived in the Investor Relations section of Huntington’s web site, www.huntington.com. A telephone replay will be available approximately two hours after the completion of the call through October 30, 2015 at (855) 859-2056 or (404) 537-3406; conference ID 11113311.
The information contained or incorporated by reference in this Current Report on Form 8-K contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations.
While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: (1) worsening of credit quality performance due to a number of factors such as the underlying value of collateral that could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected, (2) changes in general economic, political, or industry conditions, uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board, volatility and disruptions in global capital and credit markets, (3) movements in interest rates, (4) competitive pressures on product pricing and services, (5) success, impact, and timing of our business strategies, including market acceptance of any new products or services implementing our “Fair Play” banking philosophy, (6) changes in accounting policies and principles and the accuracy of our assumptions and estimates used to prepare our financial statements, (7) extended disruption of vital infrastructure, (8) the final outcome of significant litigation or adverse legal developments in the proceedings, (9) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB, and (10) the outcome of judicial and regulatory decisions regarding practices in the residential mortgage industry, including among other things the processes followed for foreclosing residential mortgages. Additional factors that could cause results to differ materially from those described above can be found in our 2014 Annual Report on Form 10-K and documents subsequently filed by us with the Securities and Exchange Commission.

The information contained or incorporated by reference in Item 2.02 of this Form 8-K shall be treated as “furnished” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.
The exhibits referenced below shall be treated as “furnished” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

(d)	Exhibits.
Exhibit 99.1 – News release of Huntington Bancshares Incorporated, dated October 22, 2015.
Exhibit 99.2 – Quarterly Financial Supplement, September 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	October 22, 2015	By:	/s/ Howell D. McCullough III
Howell D. McCullough III
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	News release of Huntington Bancshares Incorporated, dated October 22, 2015

Exhibit 99.2	Quarterly Financial Supplement, September 2015